Exhibit 1.01

                                                             EXECUTION COPY

                           UNDERWRITING AGREEMENT


                             For the Purchase of
                       $50,000,000 Principal Amount of
             First Mortgage Bonds, 6 5/8% Series Due June 15, 2016
                            of Laclede Gas Company




Laclede Gas Company
c/o Pillsbury Winthrop LLP
One Battery Park Plaza
New York, New York 10004-1490

             Section 1. Purchase and Sale. On the basis of the representations and warranties, and subject to the terms and conditions, set forth in this agreement ("Underwriting Agreement"), each of the Underwriters (as defined in Section 2 hereof) shall purchase from Laclede Gas Company ("Company"), severally and not jointly, and the Company shall sell to each of the Underwriters, the principal amount of the Company's First Mortgage Bonds, 6 5/8% Series due June 15, 2016 ("Bonds") set forth opposite the name of such Underwriter in Schedule I hereto at the price of 97.9% of the principal amount of the Bonds.

             Section 2. Underwriters and Representative. The term "Underwriters," as used herein, shall be deemed to mean the several persons, firms or corporations named in Schedule I hereto, and the term "Representative," as used herein, shall be deemed to mean the representative or representatives of such Underwriters by whom or on whose behalf this Underwriting Agreement is signed. If there shall be only one person, firm or corporation named in such Schedule I, the term "Underwriters" and the term "Representative," as used herein, shall mean that person, firm or corporation. All obligations of the Underwriters are several and not joint.

             Section 3. Description of Bonds. The Company proposes to issue and sell the Bonds under its Mortgage and Deed of Trust, dated as of February 1, 1945, as supplemented and as it will be further supplemented by a supplemental indenture ("Supplemental Indenture") relating to the Bonds to be dated as of the fifteenth day of the calendar month in which the Bonds are issued. Such Mortgage and Deed of Trust as supplemented and to be supplemented by the Supplemental Indenture is hereinafter referred to as the "Mortgage." Payment of principal of and interest on the Bonds when due will be guaranteed by a financial guaranty insurance policy in substantially the form of Appendix A to the Prospectus Supplement (as defined in Section 4(a) hereof) (the "Financial Guaranty Insurance Policy") to be issued by Ambac Assurance Corporation ("Ambac") simultaneously with the delivery of the Bonds. The Bonds are more fully described in the Basic Prospectus (as defined in Section 4(a) hereof).













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             Section 4.     Representations and Warranties of the Company.
   The Company represents and warrants that:

                    (a) It has filed with the Securities and Exchange Commission ("Commission") a registration statement (No. 333-40362) for the registration of the Bonds under the Securities Act of 1933, as amended ("Securities Act"), and the registration statement has become effective.
The prospectus for First Mortgage Bonds forming a part of such registration statement, as it heretofore initially became effective, including all documents incorporated therein by reference at that time pursuant to Item 12 of Form S-3 under the Securities Act, is hereinafter referred to as the "Basic Prospectus." In the event that the Basic Prospectus shall have been amended, revised or supplemented (but excluding any supplement to the Basic Prospectus relating solely to First Mortgage Bonds that are not included in the Bonds) prior to the date of this Underwriting Agreement, or if the Company files any documents pursuant to Section 13 or 14 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), after the time the registration statement initially became effective and up to the date of this Underwriting Agreement (but excluding documents incorporated therein by reference relating solely to First Mortgage Bonds that are not included in the Bonds), which documents are deemed to be incorporated by reference in the Basic Prospectus, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented. Such registration statement, as it initially became effective and as it may have been amended by any amendment thereto (including for these purposes an amendment to any document incorporated by reference in the Basic Prospectus), and the Basic Prospectus, as it shall be supplemented to reflect the terms of offering and sale of the Bonds by a prospectus supplement ("Prospectus Supplement") to be filed with the Commission pursuant to Rule 424 under the Securities Act ("Rule 424"), are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively. After the date of this Underwriting Agreement, the Company will not file (i) without prior notice to the Representative and to Pillsbury Winthrop LLP ("Counsel for the Underwriters"), (A) any amendment to the Registration Statement (excluding any amendment relating solely to First Mortgage Bonds that are not included in the Bonds) or (B) during the time a prospectus relating to the Bonds is required to be delivered under the Securities Act, any document that is to be incorporated by reference in, or any supplement (including the Prospectus Supplement but excluding any supplement relating solely to First Mortgage Bonds that are not included in the Bonds) to, the Basic Prospectus or (ii) any such amendment, supplement or document to which the Representative or such counsel shall reasonably object in writing. For purposes of this Underwriting Agreement, any document that is filed with the Commission after the date of this Underwriting Agreement and is incorporated by reference in the Prospectus (except documents incorporated by reference relating solely to First Mortgage Bonds that are not included in the Bonds) pursuant to Item 12 of Form S-3 under the Securities Act shall be deemed a supplement to the Prospectus.

                    (b) When the Prospectus is filed with the Commission pursuant to Rule 424 and at the Closing Date, the Registration Statement and the Prospectus, as they may then be amended or supplemented, and the Mortgage will fully comply in all material respects with the applicable provisions of the Securities Act and the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), and the rules and regulations of the






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Commission under such Acts, or pursuant to such rules and regulations will be deemed to comply therewith; on the date it became effective the Registration Statement did not, and, on the date that any post-effective amendment to the Registration Statement became or becomes effective (including the filing with the Commission under the Exchange Act of the Annual Report on Form 10-K of the Company for any fiscal year ending after the Registration Statement initially became effective, but excluding any post-effective amendment relating solely to First Mortgage Bonds that are not included in the Bonds), the Registration Statement, as amended by such post-effective amendment, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at the time the Prospectus is filed with the Commission pursuant to Rule 424 and on the Closing Date, the Prospectus, as it may then be amended or supplemented, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and at such time and on such dates the documents then incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the Securities Act will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder, and, when read together with the Prospectus, or the Prospectus as it may then be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that the foregoing representations and warranties in this Section 4(b) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by or through the Representative on behalf of any Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus, as they may be amended or supplemented, or to any statements in or omissions from the Statement of Eligibility on Form T-1 under the Trust Indenture Act of the trustee under the Mortgage.

                    (c) The consummation by the Company of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, the Company's Articles of Incorporation, as amended, or its Bylaws, as currently in effect, or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is now a party by succession or otherwise, or any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory board or body or administrative agency having jurisdiction over the Company or its property.

                    (d) Since the most recent date as of which information is given in the Prospectus, there has not been any change in the business, properties or condition (financial or otherwise) of the Company except changes arising from transactions in the ordinary course of business, none of which alone or in the aggregate has had a material adverse effect on the business, properties or condition (financial or otherwise) of the Company, in each case other than as referred to in, or contemplated by, the Prospectus.

             Section 5. Offering. Forthwith upon the execution of this Underwriting Agreement, the Representative, acting on behalf of the Underwriters, shall advise the Company whether or not a public offering of the Bonds is to be made, and, if so, shall furnish to the Company (which



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information shall be confirmed in writing as soon as practicable thereafter)
(a) the information with respect to any proposed reoffering of the Bonds and related matters that are required to complete the Prospectus Supplement or any post-effective amendment to the Registration Statement that may be required and a copy of any "agreement among underwriters," and (b) if a post-effective amendment to the Registration Statement is required, a consent, if necessary, to the filing of the post-effective amendment and an acceptable power-of-attorney, if necessary, authorizing an available individual to sign the consent on its behalf. Such information, consent and power-of-attorney may be provided by telex or facsimile transmission (in the case of such consent or power-of-attorney, followed promptly by an executed copy). Nothing in this Underwriting Agreement shall be construed to require that the Underwriters make any such public offering on a "fixed price" basis; and the Representative agrees to notify the Company in writing of any change in the plan of distribution of the Bonds that would require a supplement to the Prospectus or an amendment to the Registration Statement.

             Section 6. Time and Place of Closing. (a) Upon delivery of the Bonds to or for the account of the Representative for the accounts of the respective Underwriters (against receipt therefor signed by the Representative, acting on behalf of the Underwriters), payment for the Bonds shall be made to the Company or its order by wire transfer of immediately available funds to an account designated in writing by the Company. Such delivery and payment shall be made through the facilities of The Depository Trust Company, New York, New York ("DTC") at 10:00 A.M., New York time, on a date that is three Business Days (as defined below) after the date of this Underwriting Agreement, or in such other manner or at such other time and/or date as the Representative and the Company may agree upon in writing, unless postponed in accordance with the provisions of Section 6(b) hereof.
Delivery of the documents required by Section 8 hereof shall be made at such time and date at the offices of Pillsbury Winthrop LLP, One Battery Park Plaza, New York, New York, or at such other location as the Representative and the Company may agree upon in writing. The time and date of such delivery and payment are herein called the "Closing Date." The Bonds shall be registered in the name of "Cede & Co.," as nominee of DTC, and delivered to DTC or its custodian not later than 3:00 P.M., New York time, on the last Business Day preceding the Closing Date and the Company agrees to make the Bonds available to the Representative for checking not later than 2:30 P.M., New York time, at the offices of Pillsbury Winthrop LLP referred to above, or at such other place, time and/or date as may be agreed upon between the Company and the Representative. "Business Day" shall mean any day on which the Commission and banks in The City of New York are open.

                    (b) If any Underwriter shall fail or refuse (whether for some reason sufficient to justify its termination of its obligations to purchase or otherwise) to purchase the Bonds that it had agreed to purchase, the Company shall immediately notify the Representative, and the Representative may, within 24 hours of receipt of such notice, procure some other responsible party or parties satisfactory to the Company, to purchase or agree to purchase such Bonds on the terms herein set forth; and, if the Representative shall fail to procure a satisfactory party or parties to purchase or agree to purchase such Bonds on such terms within such period after the receipt of such notice, then the Company shall be entitled to an additional period of 24 hours within which to procure another party or parties to purchase or agree to purchase such Bonds on the terms set forth in this Underwriting Agreement. In any such case, either the Representative or the Company shall have the right to postpone the Closing Date for a period not to exceed three full Business Days from the date determined as




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provided in this Section 6(b), in order that the necessary changes in the
Registration Statement and the Prospectus and any other documents and arrangements may be effected. If the Representative and the Company shall fail to procure a satisfactory party or parties, as above provided, to purchase or agree to purchase such Bonds, then this Underwriting Agreement shall terminate. In the event of any such termination, the Company shall not be under any liability to any Underwriter (except to the extent, if any, provided in Section 7(h) hereof), nor shall any Underwriter (other than an Underwriter who shall have failed or refused to purchase Bonds without some reason sufficient to justify, in accordance with the terms of this Underwriting Agreement, its termination of its obligations under this Underwriting Agreement) be under any liability to the Company. Nothing contained in this Section 6(b) shall release any defaulting Underwriter from its liability to the Company for damages occasioned by its default under this Underwriting Agreement.

             Section 7.     Covenants of the Company.  The Company agrees:

                    (a) To deliver to the Representative a signed copy of the registration statement relating to the Bonds as originally filed and of all amendments thereto or a conformed copy thereof certified by an officer of the Company to be in the form filed.

                    (b) To deliver to the Underwriters, through the Representative, as many copies of the Prospectus, and any amendments or supplements thereto, as the Representative may reasonably request.

                    (c) To cause the Prospectus, and any amendments or supplements thereto, to be filed with the Commission pursuant to Rule 424 as soon as practicable and advise the Representative promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

                    (d) During such period of time (not exceeding nine months) after the Prospectus has been filed with the Commission pursuant to Rule 424 as the Underwriters are required by law to deliver a prospectus relating to the Bonds, if (i) any event relating to or affecting the Company or of which the Company shall be advised in writing by the Representative shall occur as a result of which in the Company's opinion the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it shall be necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Securities Act or the Exchange Act or in each case the rules and regulations of the Commission thereunder, to amend or supplement the Prospectus or the Registration Statement, as the case may be, by either (A) preparing and filing with the Commission and furnishing to the Representative at the Company's expense a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or the Registration Statement, as the case may be, or (B) making an appropriate filing pursuant to Section 13 or 14 of the Exchange Act that will correct such statement or omission or effect such compliance; provided, however, that should such event relate solely to the activities of any of the Underwriters, then the Underwriters shall assume the expense of preparing




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any such amendment or supplement.  In case any Underwriter is required to deliver a prospectus relating to the Bonds after the expiration of nine months from the date the Prospectus is filed with the Commission pursuant to Rule 424, the Company, upon the request of the Representative, will furnish to the Representative, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended Prospectus or supplements or amendments to the Prospectus complying with Section 10(a) of the Securities Act.
                    (e) During such period of time after the date the Prospectus is filed with the Commission pursuant to Rule 424 as a prospectus relating to the Bonds is required to be delivered under the Securities Act, to file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act.

                    (f) To make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) in reasonable detail covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner, so as to comply with the requirements of Section 11(a) of the Securities Act and Rule 158 promulgated under the Securities Act.

                    (g) At any time within six months after the date of this Underwriting Agreement, to execute such documents, furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Bonds for offer and sale under the blue-sky laws of such jurisdictions as the Representative may reasonably designate; provided, however, that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome.

                    (h) Except as herein otherwise provided, to pay all expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing by it of the Registration Statement and all other documents prepared in order to carry out the transactions contemplated thereby, (ii) the issuance and delivery of the Bonds, (iii) the preparation, execution, filing and recording of the Supplemental Indenture, (iv) the qualification of the Bonds under the blue-sky laws of various jurisdictions up to a maximum qualification cost to it of $3,500, (v) the fees and disbursements of Counsel for the Underwriters in connection with the preparation of a blue-sky survey in connection with the Bonds, (vi) the printing and delivery to the Underwriters, through the Representative, of reasonable quantities of copies of the Registration Statement and the Prospectus, and any amendment or supplement thereto, except as otherwise provided in Section 7(d) hereof, (vii) the rating of the Bonds by one or more "nationally recognized statistical rating organizations" (as defined for purposes of Rule 436(g) under the Securities Act) and (viii) the premium with respect to, and any other fees and expenses in connection with, the Financial Guaranty Insurance Policy. The Company shall not, however, be required to pay any amount for any expenses of the Representative or any of the Underwriters, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of Section 8, 9 or 11 hereof, or if this Underwriting Agreement is terminated pursuant to Section 6(b) hereof and could have been terminated in accordance with the provisions of
Section 8, 9 or 11 hereof, the Company will reimburse the Representative for
(A) the fee and disbursements of Counsel for the Underwriters, whose fee and




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disbursements the Underwriters agree to pay in any other event except to the extent set forth in clauses (iv) and (v) of the preceding sentence, and (B) their reasonable out-of-pocket expenses, in an amount not exceeding $10,000 incurred in contemplation of the performance of this Underwriting Agreement. The Company shall not in any event be liable to any of the Underwriters for damages on account of loss of anticipated profits.

                    (i) Not to sell any additional First Mortgage Bonds (other than First Mortgage Bonds of one or more other series and having a maturity or maturities different from the date of maturity of the Bonds and with respect to which the Company shall have entered into a contract for sale on the same day as the date of this Underwriting Agreement) without the consent of the Representative until the earlier to occur of (i) the Closing Date and (ii) in the case of an initial reoffering at a fixed price by the Underwriters, the date of the termination of the fixed price offering restrictions applicable to the Underwriters. The Representative agrees to notify the Company of such termination if it occurs prior to the Closing Date.
             Section 8. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Bonds shall be subject to the accuracy of the representations and warranties made herein on the part of the Company and to the following conditions:

                    (a) The Prospectus, and any amendments or supplements thereto, shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York time, on the first Business Day after the date of this Underwriting Agreement or at such later time and date as may be approved by the Representative.

                    (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date, and at the Closing Date the Representative shall have received a certificate, dated the Closing Date and signed by an officer of the Company, to the effect that no such stop order has been or is in effect and that no proceedings for such purpose are pending before, or to the knowledge of the Company threatened by, the Commission.

                    (c) Prior to 5:00 P.M., New York time, on the first Business Day after the date of this Underwriting Agreement, or such later time and date as may be approved in writing from time to time by the Representative, there shall have been issued, and on the Closing Date there shall be in full force and effect, an appropriate order or orders of the Missouri Public Service Commission authorizing the issuance and sale of the Bonds on the terms herein set forth or contemplated.

                    (d) At the Closing Date, the Representative shall have received from Gerald T. McNeive, Jr., Esq., Senior Vice President-Finance and General Counsel of the Company or from Mary C. Kullman, Esq., Secretary and Associate General Counsel of the Company, and from Pillsbury Winthrop LLP, Counsel for the Underwriters, opinions (with a conformed copy of each for each of the Underwriters) in substantially the form and substance set forth in Exhibits A and B hereto, respectively, (i) with such changes therein as may be agreed upon by the Company and the Representative, with the approval of Counsel for the Underwriters, and (ii) if the Prospectus shall be supplemented after the Prospectus shall have been filed with the Commission pursuant to Rule 424, with changes therein to reflect such supplementation.





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                    (e)   At or prior to the Closing Date, the
Representative shall have received from Deloitte & Touche LLP a letter (with a conformed copy for each of the Underwriters) to the effect that: (i) they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations of the Commission thereunder; (ii) in their opinion, the consolidated financial statements audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and in each case the rules and regulations of the Commission thereunder; (iii) on the basis of a reading of the latest available unaudited amounts of utility operating income and net income included or incorporated by reference in the Registration Statement and the related unaudited consolidated financial statements from which these amounts were derived, the latest available unaudited consolidated financial statements of the Company and its subsidiaries, the minutes of the meetings of the Board of Directors and the stockholders of the Company since the close of the most recent audited fiscal year to a specified date not more than five days prior to the Closing Date, and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an examination made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP makes no representations as to the sufficiency of such procedures for the several Underwriters' purposes), nothing has come to their attention that caused them to believe that (A) any material modifications should be made to the unaudited consolidated financial statements included or incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles or any such consolidated financial statements do not comply with the applicable accounting requirements of the Securities Act or the Exchange Act or in each case the rules and regulations of the Commission thereunder and (B) during the period
(1) from the date of the most recent consolidated balance sheet of the Company and its subsidiaries included or incorporated by reference in the Prospectus to a specified date not more than five days prior to the Closing Date, there was any change in the capital stock or long-term debt of the Company or decrease in its net assets or (2) consisting of the twelve months ended as of the date of the Company's most recently available unaudited financial statements, there were any decreases, as compared with the comparable period of the preceding year, in the Company's operating revenues, net income and earnings available for common stock, except in all instances for changes or decreases that the Prospectus discloses have occurred or may occur, for declarations of dividends, for the repayment of long-term debt, for the amortization of premium or discount on long-term debt, for the redemption or purchase of preferred stock for sinking fund purposes or for changes or decreases as set forth in such letter, in the case of clauses (1) and (2) above identifying the same and specifying the amount thereof; and (iv) they have read the unaudited ratios of earnings to fixed charges and the most recent earnings coverage ratios included or incorporated by reference in the Prospectus containing such ratios and have found such ratios to be in agreement with the appropriate records of the Company and the computations to be arithmetically correct. Such letter shall also cover such other matters as the Representative may reasonably request in form and substance reasonably satisfactory to the Representative.







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                    (f)   At the Closing Date, the Representative shall have
received a certificate, dated the Closing Date and signed by an officer of the Company, to the effect that since the most recent date as of which information is given in the Prospectus, there has not been any change in the business, properties or condition (financial or otherwise) of the Company except changes arising from transactions in the ordinary course of business, none of which alone or in the aggregate has had a material adverse effect on the business, properties or condition (financial or otherwise) of the Company, in each case other than as referred to in, or contemplated by, the Prospectus.

                    (g) At the Closing Date, the Financial Guaranty Insurance Policy shall have been duly authorized, executed and delivered by Ambac to the insurance trustee named therein and shall be in full force and effect and the Representative shall have received (A) an opinion of counsel for Ambac, dated the Closing Date, and (B) a certificate, dated the Closing Date and signed by an officer of Ambac, in each case covering such matters as the Representative may reasonably request in form and substantially reasonably satisfactory to the Representative.

                    (h) All legal proceedings to be taken in connection with the issuance and sale of the Bonds shall have been satisfactory in form and substance to Counsel for the Underwriters.

            If any of the conditions specified in this Section 8 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Representative with the consent of the Underwriters, who may include the Representative, which have agreed to purchase in the aggregate 50% or more of the principal amount of the Bonds, upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in Section 7(h) hereof.

             Section 9. Conditions of Company's Obligations. The obligations of the Company hereunder shall be subject to the following conditions:

                    (a) The Prospectus, and any amendments or supplements thereto, shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York time, on the first Business Day after the date of this Underwriting Agreement, or such later time and date as may be approved by the Company.

                    (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date.

                    (c) Prior to 5:00 P.M., New York time, on the first Business Day after the date of this Underwriting Agreement, or such later time and date as may be approved from time to time by the Company, there shall have been issued, and on the Closing Date there shall be in full force and effect, an appropriate order or orders of the Missouri Public Service Commission authorizing the issuance and sale of the Bonds on the terms herein set forth or contemplated and containing no provision unacceptable to the Company by reason of the fact that it is, in the judgment of the Company, materially adverse to the Company, it being understood that no order heretofore issued contains any such unacceptable provision.





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            In case any of the conditions specified in this Section 9 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Company upon notice thereof to the Representative. Any such termination shall be without liability of any party to any other party, except as otherwise provided in Section 7(h) hereof.

             Section 10. Indemnification and Contribution. (a) The Company shall indemnify, defend and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each such Underwriter and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a preliminary prospectus relating to the Bonds, or in the Basic Prospectus (if used prior to the date the Prospectus is filed with the Commission pursuant to Rule 424), or in the Registration Statement or the Prospectus, as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or in the Company's latest available Annual Report to Shareholders, to the extent portions thereof are incorporated by reference, directly or indirectly, in a preliminary prospectus relating to the Bonds, or in the Basic Prospectus (if used prior to the date the Prospectus is filed with the Commission pursuant to Rule 424), or in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or through the Representative on behalf of any Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from that part of the Registration Statement that shall constitute the Statement of Eligibility on Form T-1 under the Trust Indenture Act of the trustee under the Mortgage; provided further, however, that the indemnity agreement contained in this Section 10(a) shall not inure to the benefit of any Underwriter or of any person controlling any Underwriter on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of Bonds to any person if there shall not have been given or sent to such person on behalf of such Underwriter (i) with or prior to the written confirmation of the sale to such person, a copy of the Prospectus as then amended or supplemented (exclusive for this purpose of any amendment or supplement relating to any offering of First Mortgage Bonds that are not included in the Bonds and of any document incorporated by reference pursuant to Item 12 of Form S-3 under the Securities Act), unless the failure to so give or send resulted from the Company's failure to comply with Section 7(b) hereof, and (ii) as soon as available after such written confirmation, a copy of any amendment or supplement to the Prospectus (exclusive for this purpose of any document incorporated by reference pursuant to Item 12 of Form S-3 under the Securities Act) that the Company shall thereafter furnish, pursuant to
Section 7(d) hereof, relating to an event occurring prior to the payment for and delivery to such person of the Bonds involved in such sale. The indemnity agreement of the Company contained in this section and the representations and warranties of the Company contained in Section 4 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any such controlling person and shall survive the delivery of the Bonds.

                    (b) Each Underwriter shall indemnify, defend and hold harmless the Company, its directors and officers, and each person who controls any of the foregoing within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or through the Representative on behalf of such Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof. The indemnity agreement of the respective Underwriters contained in this Section 10(b) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, its directors or officers, any such Underwriter, or any such controlling person, and shall survive the delivery of the Bonds.

                    (c) The Company and the several Underwriters each shall, upon the receipt of notice of the commencement of any action against it or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify the indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability that it or they may have to the indemnified party under such indemnity agreement except to the extent that it has or they have been prejudiced in any material respect by such omission or from any liability that it or they may have to such indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, any such indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any of such other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties, in its or their reasonable judgment, who shall be defendant or defendants in such action, and such indemnified party or parties shall bear the fees and expenses of any additional counsel retained by it or them; provided, however, that if any such indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by such indemnified party or parties; provided further, however, that if the defendants in any such action include both such indemnifying party or parties and such indemnified party or parties, then, at the request of such indemnified party or parties, such indemnifying and indemnified party or parties shall mutually select special counsel (whose fees and disbursements shall be shared equally by such indemnifying and indemnified party or parties) for the sole purpose of determining if a conflict of interest is or may be involved if the same counsel were to represent both such indemnifying party or parties and such indemnified party or parties and, if such special counsel determines that such a conflict does or may exist, such indemnified party or parties shall have the right to select separate counsel satisfactory to such indemnifying party or parties to participate in the defense of such action on behalf of such indemnified party or parties (it being understood, however, that such indemnifying party or parties shall not be liable for the expenses of more than one separate counsel representing such indemnified party or parties who are parties to such action plus any local counsel retained by such indemnified party or parties in its or their reasonable judgment). Notwithstanding the foregoing, such indemnifying party or parties shall not be liable for any settlement of any action or claim effected without its or their consent, which consent shall not be unreasonably withheld.

                    (d) If the indemnification provided for in Section 10(a) or (b) hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, claims, damages, liabilities and expenses incurred by such indemnified party, as incurred,
(i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Bonds pursuant to this Underwriting Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, or if such indemnified party failed to give the notice required under Section 10(c) hereof and such indemnifying party was prejudiced in a material respect by such failure, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Bonds pursuant to this Underwriting Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Bonds pursuant to his Underwriting Agreement (before deducting expenses) received by the Company and the total underwriting commission received by the Underwriters, in each case as set forth on the cover of the Prospectus Supplement, bear to the aggregate initial public offering price of the Bonds as set forth on such cover. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

             The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this
Section 10(d). The aggregate amount of losses, claims, damages, liabilities and expenses incurred by an indemnified party and referred to above in this
Section 10(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

             Notwithstanding the provisions of this Section 10(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10(d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who shall have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

             Section 11. Termination. This Underwriting Agreement may be terminated at any time prior to the Closing Date by the Representative with the consent of Underwriters, who may include the Representative, which have agreed to purchase in the aggregate 50% or more of the principal amount of the Bonds, if, prior to such time, (i) trading in securities on the New York Stock Exchange shall have been generally suspended, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the New York Stock Exchange, the Commission or other governmental authority, (iii) a general banking moratorium shall have been declared by federal or New York State authorities, (iv) there shall have been any downgrading in the rating of any debt securities of the Company by any nationally recognized statistical rating organization, or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading and no implication of a possible downgrading of such rating), (v) there shall have occurred any outbreak of hostilities, or escalation thereof, or other national or international calamity or crisis, the effect of which on the financial markets of the United States shall be such as to make it impracticable or inadvisable for the Underwriters in the reasonable judgment of the Representative to proceed with the public offering or the delivery of the Bonds on the terms and in the manner contemplated by the Prospectus, (vi) there shall have occurred any change, or any development involving a prospective change, in or affecting the business or properties of the Company the effect of which is, in the reasonable judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the delivery of the Bonds or (vii) in the reasonable judgment of the Representative, the subject matter of any amendment or supplement (prepared by the Company) to the registration statement relating to the Bonds, the Basic Prospectus, the Registration Statement or the Prospectus (except for information relating to the public offering of the Bonds or to the activity of any Underwriter or Underwriters) filed or issued after the effectiveness of this Underwriting Agreement by the Company shall have materially impaired the marketability of the Bonds.

Any termination hereof pursuant to this Section 11 shall be without liability of any party to any other party, except as otherwise provided in
Section 7(h) hereof.

             Section 12. Miscellaneous. This Underwriting Agreement shall be a New York contract and its validity and interpretation shall be governed by the laws of the State of New York. This Underwriting Agreement shall inure to the benefit of the Company, the Underwriters (including any parties referred to in Section 6(b) hereof) and, with respect to the provisions of Section 10 hereof, such parties and each director, officer and controlling person described in Section 10 hereof, and their respective successors. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Underwriting Agreement. The term "successor" as used in this Underwriting Agreement shall not include any purchaser, as such purchaser, of any of the Bonds from any of the Underwriters.

             Section 13. Notices. All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered, or sent by telex or facsimile transmission confirmed in writing, to the Representative at the address set forth below, or, if to the Company, shall be mailed or delivered, or sent by telex or facsimile transmission confirmed in writing, to Laclede Gas Company, 720 Olive Street, St. Louis, Missouri 63101, Attention: Office of the General Counsel, with a copy to Pillsbury Winthrop LLP, One Battery Park Plaza, New York, New York 10004-1490,
Attention: Todd W. Eckland, Esq.

             If this Underwriting Agreement is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company and the several Underwriters in accordance with its terms.


                                       Very truly yours,


                                       A.G. EDWARDS & SONS, INC.


                                       By: /s/ Robert P. Barnidge
                                           ________________________

                                          Name:  Robert P. Barnidge
                                          Title: Vice President



             The foregoing Underwriting Agreement is hereby accepted as of the date set forth below.


LACLEDE GAS COMPANY


By: D.H. Yaeger
   ____________________

   Name:  D. H. Yaeger
   Title: Chairman of the Board, President
          and Chief Executive Officer


Dated:  June 21, 2001

                                SCHEDULE I





                                                 Principal
                                                   Amount
Name of Underwriter                               of Bonds
___________________                            ____________

A.G. Edwards & Sons, Inc.                      $50,000,000


       Total................................   $50,000,000
                                               ===========

                                                     Exhibit A
                                                     _________

                     [Opinion of Company Counsel]

                      [Letterhead of the Company]


                          June [    ], 2001


A.G. Edwards & Sons, Inc.
One North Jefferson
St. Louis, Missouri 63103


Ladies and Gentlemen:

            I am Senior Vice President-Finance and General Counsel of Laclede Gas Company (the "Company") and have acted in that capacity in connection with the issuance and sale by the Company pursuant to the Underwriting Agreement dated June 21, 2001 (the "Underwriting Agreement") between the Company and you of $50,000,000 principal amount of its First Mortgage Bonds, 6 5/8% Series due June 15, 2016 (the "Bonds") issued under the Company's Mortgage and Deed of Trust dated as of February 1, 1945 to UMB Bank & Trust, n.a. (who is now acting, under the terms of said Mortgage and Deed of Trust, in place of Mississippi Valley Trust Company), as trustee (the "Trustee"), as supplemented and amended by all indentures supplemental thereto, including the Twenty- Sixth Supplemental Indenture, dated as of June 15, 2001 (the "Twenty-Sixth Supplemental Indenture") (the Mortgage and Deed of Trust as so supplemented and amended being hereinafter referred to as the "Mortgage").

            I am familiar with the Articles of Incorporation, as amended, and the Bylaws, as currently in effect, of the Company and the records of various corporate and other proceedings relating to the authorization, issuance and sale of the Bonds. I have participated in the preparation of
(a) the Twenty-Sixth Supplemental Indenture and (b) the Underwriting Agreement; and I am familiar with the Registration Statement and the Prospectus (such terms having the same meaning herein as in the Underwriting Agreement) filed under the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange Commission (the "Commission") with respect to the issuance and sale of the Bonds.

             I have examined the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2000 (the "Annual Report"), the Quarterly Reports on Form 10-Q of the Company for the quarterly periods ended December 31, 2000 and March 31, 2001 (the "Quarterly Reports") and the Current Reports on Form 8-K filed on October 27, 2000, January 25, 2001, April 20, 2001, April 26, 2001 and May 18, 2001 (together with the Annual Report and the Quarterly Reports, the "Exchange Act Documents"), each as filed with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and deemed to be incorporated by reference in the Prospectus.

           I have examined a copy of an order dated July 24, 2000 from the Commission to the Company relating to the effectiveness of the Registration Statement and the qualification of the Mortgage under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). I have also examined such other documents and satisfied myself as to such other matters as I have deemed necessary to render this opinion. In the course of such examination, I have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies, and the authenticity of the originals of such latter documents. I have also relied upon information submitted to me by certain officers of the Company with respect to the existence or non-existence of certain facts that form the basis for the opinions set forth herein. Although I have not conducted any independent investigations of the accuracy of various of the matters covered by such information supplied by officers of the Company, I have no reason to believe that any of the matters covered thereby are inaccurate. I have also relied on certain documents, instruments and certificates of public officials. I have not examined the Bonds, except a specimen thereof, and have relied upon a certificate of the Trustee as to the authentication thereof. Upon the basis of my familiarity with the foregoing and with the Company's properties and affairs generally, and as limited by the foregoing qualifications and limitations, I am of the opinion that:

            1. The Company is a corporation duly organized and validly existing under the laws of the State of Missouri.

            2. The Company is a public utility corporation, is duly authorized by its Articles of Incorporation, as amended, to conduct the utility business that it is described in the Prospectus as conducting, and, by virtue of its possession of valid and subsisting licenses, franchises and permits, and its compliance with the laws of the State of Missouri, is duly authorized to conduct such business in that State. In this regard, it should be noted that the Company has not renewed its franchise in Florissant, Missouri, which franchise expired in 1992; since that time, the Company has continued to provide service in that community without a formal franchise.

            3. The Company has good and sufficient title to the properties described as owned by it in and as subject to the lien of the Mortgage, subject only to excepted encumbrances as defined in the Mortgage, and to minor defects and encumbrances customarily found in properties of like size and character that do not materially impair the use of such properties by the Company. Subject to paragraph 4 hereof, the description of such properties set forth in the Mortgage is adequate to constitute the Mortgage a lien thereon and the Mortgage, subject only to minor defects and encumbrances and excepted encumbrances of the character aforesaid, constitutes a valid, direct and first mortgage lien upon such properties, which include substantially all of the permanent physical properties and franchises of the Company (other than those expressly excepted in the Mortgage). All permanent physical properties and franchises (other than those expressly excepted in or released from the Mortgage) that have been or hereafter may be acquired by the Company after the date of the Twenty-Sixth Supplemental Indenture have become or, upon such acquisition, will become subject to the lien of the Mortgage, subject, however, to liens, defects and encumbrances, if any, existing or placed thereon at the time of the acquisition thereof by the Company and except as limited by bankruptcy law. This opinion, insofar as it relates to the matters set forth in this paragraph 3 and in paragraph 4 hereof, is, in addition to being subject to excepted encumbrances as defined in the Mortgage, in all respects:

(a) subject to the fact that the Company's leasehold interest in its general offices located at 720 Olive Street, St. Louis, Missouri may be subordinated to certain liens and deeds of trust; (b) subject to minor defects of title and to prior encumbrances of minor importance upon certain of the properties in which the Company has acquired gas storage easements, leases, and oil and other rights in the Company's underground gas storage area, which have no materially adverse effect on the Company's storage of gas; and (c) subject to defects of title with respect to certain real estate of minor importance acquired by the Company since February 1, 1945.

             4. The Twenty-Sixth Supplemental Indenture has been recorded in the office of the Secretary of State of the State of Missouri pursuant to Section 443.451 of the Missouri Revised Statutes, and the liens created by the Twenty-Sixth Supplemental Indenture have become effective as to and enforceable against third parties. All permanent physical properties and franchises of the Company (other than those expressly excepted in or released from the Mortgage) presently owned by the Company are subject to the lien of the Mortgage, subject to minor defects and encumbrances, excepted encumbrances of the character referred to in paragraph 3 hereof, and subject to the last sentence of paragraph 3 hereof.

             5. The Mortgage has been duly and validly authorized by all necessary corporate action of the Company, has been duly and validly executed and delivered by the Company, and is a valid and binding instrument enforceable against the Company in accordance with its terms, assuming the due authorization, execution and delivery thereof by the Trustee and except as the same may be limited by certain laws and judicial decisions of the United States of America and the State of Missouri (where the property covered thereby is located) affecting the remedies for the enforcement of the security provided for therein, which laws do not, in my opinion, make inadequate the remedies necessary for the realization of the benefits of such security, and subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of reasonableness, good faith and fair dealing. The Mortgage has been duly qualified under the Trust Indenture Act.

            6. The statements made in the Prospectus under the captions "Description of First Mortgage Bonds" and "Description of the Bonds," insofar as they purport to constitute summaries of the terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

            7. The Bonds have been duly authorized by the Company and, assuming due authentication thereof by the Trustee and upon payment therefor and delivery thereof in accordance with the Underwriting Agreement, subject to the qualifications in paragraph 5 above, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefit and security of the Mortgage equally and ratably (except as set forth in the Bonds) with the bonds of other series now outstanding under the Mortgage.

            8. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

            9. The Registration Statement has become and is effective under the Securities Act; to the best of my knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8(d) of the Securities Act.

           10. The Missouri Public Service Commission has issued an appropriate order or orders authorizing, to the extent, in my opinion, such authorization is necessary, the execution and delivery of the Underwriting Agreement by the Company, and no other approval or consent of any governmental body (other than in connection or compliance with the provisions of the securities or blue-sky laws of any jurisdiction) is required for the execution and delivery of the Underwriting Agreement by the Company.

           I have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except insofar as such statements relate to me and as and to the extent expressly set forth herein. In the course of the preparation of the Registration Statement and the Prospectus, I and other members of the Company's legal department (the "Legal Department") participated in conferences with certain of the Company's officers and employees, with representatives of Deloitte & Touche LLP, the independent accountants for the Company, with your representatives and with counsel for the Underwriters. Based on my examination of the Registration Statement and the Prospectus, and the investigations made in connection with the preparation of the Registration Statement and the Prospectus and the Legal Department's participation in the conferences referred to above, (i) I am of the opinion that the Registration Statement, as of the date it was declared effective by the Commission, and the Prospectus, as of the date it was filed with the Commission pursuant to Rule 424(b) under the Securities Act, complied as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and in each case the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case I express no opinion with respect to the financial statements or schedules or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) I have no reason to believe that the Registration Statement (including the Annual Report), as of the date the Annual Report was filed with the Commission under the Exchange Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Exchange Act Documents), as of the date it was filed with the Commission pursuant to Rule 424(b) under the Securities Act or as of the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except that in each case I express no opinion or belief with respect to (A) the financial statements or schedules or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents or (B) the information under "The Insurance Policy and the Insurer" and other descriptions of the Financial Guaranty Insurance Policy (as defined in the Underwriting Agreement) contained in the Prospectus and Appendix A to the Prospectus.

            In passing upon the form of the Registration Statement, the form of the Prospectus and the forms of the Exchange Act Documents, I necessarily assume the correctness and completeness of the statements made by the Company and information included therein and take no responsibility therefor, except insofar as such statements relate to me and as set forth in paragraph 6 above.

            I have examined the portions of the information contained in the Registration Statement that are stated therein to have been made on my authority and, upon my review thereof, I believe such information to be correct. I have also examined the opinion of even date herewith rendered to you by Pillsbury Winthrop LLP, and I concur in the conclusions expressed therein insofar as they involve questions of Missouri law.

             I am also delivering this opinion to Pillsbury Winthrop LLP, who is entitled to rely upon this opinion to the same extent as if such opinion were addressed to such firm. This opinion is rendered solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without my prior written consent.


                                     Very truly yours,

                                                      Exhibit B
                                                      _________


                  [Letterhead of Counsel for the Underwriters]

                                June [   ], 2001


A.G. Edwards & Sons, Inc.
One North Jefferson Avenue
St. Louis, Missouri 63103


Ladies and Gentlemen:

           We have acted as your counsel in connection with the issuance and sale by Laclede Gas Company, a Missouri corporation (the "Company"), of $50,000,000 principal amount of the Company's First Mortgage Bonds, 6 5/8% Series due June 15, 2016 (the "Bonds"), which have been issued under the Company's Mortgage and Deed of Trust dated as of February 1, 1945 to UMB Bank & Trust, n.a. (formerly Mississippi Valley Trust Company), as trustee (the "Trustee"), as supplemented and amended by all indentures supplemental thereto, including the Twenty-Sixth Supplemental Indenture, dated as of June 15, 2001 (such Mortgage and Deed of Trust, as so amended and supplemented, being hereinafter referred to as the "Mortgage"), pursuant to the Underwriting Agreement dated June 21, 2001 between you and the Company (the "Underwriting Agreement"). The terms "Registration Statement" and "Prospectus" as used herein have the same meanings as when used in the Underwriting Agreement.

            We have reviewed the Registration Statement and the Prospectus, which pursuant to Form S-3 under the Securities Act of 1933 (the "Securities Act") is deemed to incorporate by reference the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2000 (the "Annual Report"), the Quarterly Reports on Form 10-Q of the Company for the quarterly periods ended December 31, 2000 and March 31, 2001 (the "Quarterly Reports") and the Current Reports on Form 8-K filed on October 27, 2000, January 25, 2001, April 20, 2001, April 26, 2001 and May 18, 2001 (together with the Annual Report and the Quarterly Reports, the "Exchange Act Documents"), each as filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 (the "Exchange Act"). In addition, we have reviewed, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the Bonds, of which we have reviewed a specimen), and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such other and further investigations as we have deemed relevant and necessary as a basis for this opinion. In such review, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

            We are members of the Bar of the State of New York and we do not express any opinion herein as to any matters governed by any laws other than the laws of the State of New York, the Federal laws of the United States of America and, to the extent set forth herein, the laws of the State of Missouri. With respect to legal matters governed by the laws of the State of Missouri, we understand that you are relying upon the opinion of Gerald
T. McNeive, Jr., Esq., the Senior Vice President-Finance and General Counsel of the Company, of even date, addressed to you. We believe that such opinion is satisfactory in form and that you are justified in relying thereon and we, on our part, have relied solely on said opinion as to such matters. We do not pass upon legal matters regarding title to the properties of the Company, franchises and permits of the Company, the description of such properties in the Mortgage, the nature and extent of the lien of the Mortgage, the absence of liens and encumbrances prior to the lien of the Mortgage, the recordation or filing of the Mortgage, the incorporation of the Company or its qualification to do business in any jurisdiction, as to which we understand you are relying upon the aforesaid opinion of Mr. McNeive.

            Based upon the foregoing and subject to the qualifications and limitations stated herein, we are of the opinion that:

            1. The Company had full corporate power and authority to execute the Mortgage, and the Mortgage has been duly authorized, executed and delivered by the Company, has been qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act") and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by the laws of the State of Missouri (where the property covered thereby is located) affecting the remedies for the enforcement of the security purported to be provided for therein, by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of reasonableness, good faith and fair dealing.

            2. The statements made in the Prospectus under the captions "Description of First Mortgage Bonds" (other than under the heading "Priority and Security," as to which we express no opinion) and "Description of the Bonds," insofar as they purport to constitute summaries of the terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

           3. The Bonds have been duly authorized by the Company and, assuming due authentication by the Trustee and upon payment and delivery in accordance with the Underwriting Agreement, subject to the qualifications in paragraph 1 above, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefit of the security purported to be afforded by the Mortgage equally and ratably (except as set forth in the Bonds) with the bonds of other series now outstanding under the Mortgage.

           4. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

            5. The Registration Statement has become and is effective under the Securities Act; to the best of our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8(d) of the Securities Act.

            6. The Missouri Public Service Commission has issued an appropriate order or orders authorizing, to the extent, in our opinion, such authorization is necessary, the execution and delivery of the Underwriting Agreement by the Company, and no other approval or consent of any Federal or Missouri governmental body is required for the execution and delivery of the Underwriting Agreement by the Company.

            We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 2 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus (excluding the Exchange Act Documents), we participated in conferences with certain of its officers and employees, with counsel for the Company, with representatives of Deloitte & Touche LLP, the independent accountants who audited certain of the financial statements included in the Exchange Act Documents, and with your representatives. We did not participate in the preparation of, or in the selection by the Company of the information included or excluded from, the Exchange Act Documents. Based on our review of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Prospectus (excluding the Exchange Act Documents) and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of the date it was declared effective by the Commission, and the Prospectus, as of the date it was filed with the Commission pursuant to Rule 424(b) under the Securities Act, complied as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and in each case the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion with respect to the financial statements or schedules or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) we have no reason to believe that the Registration Statement (including the Annual Report), as of the date the Annual Report was filed with the Commission under the Exchange Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Exchange Act Documents), as of the date it was filed with the Commission pursuant to Rule 424(b) under the Securities Act or as of the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to (A) the financial statements or schedules or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents or (B) the information under "The Insurance Policy and the Insurer" and other descriptions of the Financial Guaranty Insurance Policy (as defined in the Underwriting Agreement) contained in the Prospectus and Appendix A to the Prospectus.

             In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness and completeness of the statements made by the Company and the information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 2 above.

            This opinion is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person, without our prior written consent.


                                           Very truly yours,